PROMISSORY NOTE

$2,530,000.00

         FOR VALUE RECEIVED, the undersigned, LOEWENSTEIN, INC., a Florida corporation ("Payor"), promises to pay to RAYNOR E. BALDWIN (the "Holder"), at the address of the Holder or at such other place as the Holder may designate in writing, the principal sum of Two Million Five-Hundred Thirty-Thousand and No/100 Dollars ($2,530,000.00) with interest accruing from the date hereof on the unpaid balance of principal at the prime interest rate as published in the Wall Street Journal, but not to exceed 12.75%. Any changes in the prime interest rate as published in the Wall Street Journal shall become effective immediately.

         The aforesaid principal and interest shall be due and payable on the 31st day of July, 2001, which shall be the maturity date of the Note ("Maturity Date"). The Payor may pre-pay the outstanding balance under this Note at any time, in whole or in part.

         Any payments received by the Holder shall be applied first to interest as aforesaid and the balance to principal.

         Payments of principal and interest shall be made in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

         The Payor shall be in default under the Note if full payment of principal and interest is not received by the 31st day of July, 2001. From and after the Maturity Date, interest shall accrue hereon at the rate of 12.75 percent per annum.

         Until the Holder has complied with Section 10(h) of the Stock Purchase Agreement ("Stock Purchase Agreement") entered into between the Holder and the Payor on the day of , 2001, wherein the Holder is required to simultaneously with the full payment of the amounts due under this Note (1) deliver to the Payor the purchase price contemplated in the Subscription and Shareholders' Agreement (as defined in the Stock Purchase Agreement) for the WinsLoew Furniture, Inc. common equity in exchange for the Payor's delivery of the stock certificates representing said equity to the Escrow Agent (as defined in the Stock Purchase Agreement) in accordance with the Escrow Agreement (as defined in the Stock Purchase Agreement), and (2) execute and deliver to the Payor the Subscription and Shareholder's Agreement and the Escrow Agreement, Payor may hold back the sum of $300,000 from the amounts otherwise payable hereunder on the Maturity Date until the Payor's receipt of a stock power executed in blank by the Holder, and the Escrow Agreement and Subscription and Shareholders' Agreement executed by the Holder, whereupon the above-referenced stock certificates issued to the Holder and, together with such blank stock power and Escrow Agreement, shall be delivered to the Escrow Agent to be held by such Escrow Agent in accordance with the Escrow Agreement.

         The Payor's obligation to make the payments required under this Note is subject to setoff by any amounts finally determined, by mutual agreement or otherwise as set forth in the Stock Purchase Agreement, to be payable by the Holder under Section 7 of the Stock Purchase Agreement, to the extent that such determination occurs at any time on or prior to full payment of the Note. Such offset amounts shall be applied first to interest accrued on the Note and then to the principal of the Note.

         The Payor shall also be in default under this Note if the Payor or WinsLoew Furniture, Inc. defaults on any of its obligations under its Senior Debt (as defined in the Subscription and Shareholders Agreement attached as an exhibit to the Stock Purchase Agreement).

         The Payor waives demand, presentment, protest, and notice of protest.

         Following an event of default under the Note, Payor agrees to pay all costs of collecting or attempting to collect the debt evidenced by this Note, or any part thereof, including reasonable attorneys' fees.

         The provisions of this Note shall inure to the benefit of the Holder, his heirs, personal representatives and assigns and shall be binding upon the successors and assigns of the Payor, except that Payor may not assign or transfer its obligation hereunder without the written consent of Holder.

         Any notice or demand upon the Payor shall be deemed to have been given or served for all purposes hereof, on the tenth day following the date when mailed first class, postage prepaid, addressed to Payor in care of Vincent Tortorici, Loewenstein, Inc., 160 Village Street, Birmingham, Alabama 35242, or at such other address as Payor may furnish to the Holder hereof for such purposes.

         This Note is made under the laws of the State of Alabama and together with the rights and obligations of Payor and Holder hereunder, shall be construed, interpreted, and endorsed in accordance with, and governed by, the laws of the State of Alabama.

              (Notarized signatures and guaranty appear on the following pages)

         IN WITNESS WHEREOF, and intending to be legally bound, the Payor has executed this Note on the date first above written.

                                                       PAYOR:

ATTEST:                                             LOEWENSTEIN, INC.

--------------------------------------    --------------------------------------
By:___________________________________    By:___________________________________
Its: ___________________________________  Its: _________________________________

STATE OF ALABAMA  )
 COUNTY           )

         I, the undersigned authority, a Notary Public in and for said County and State, hereby certify that , whose name is signed to the foregoing instrument as ________________________________ of Loewenstein, Inc., a Florida corporation, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he executed this Note as the act of said corporation.

         Given under my hand and official seal, this the day of , 2001.


                                     ------------------------------------------
                                                     Notary Public
                                                     My Commission Expires:

                                       GUARANTY OF WINSLOEW FURNITURE, INC.

         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WinsLoew Furniture, Inc., jointly, severally and collectively hereby irrevocably and unconditionally guarantees the full and prompt payment and performance of (i) the foregoing Note given by Loewenstein, Inc. to Raynor E. Baldwin on this same date and (ii) the payment by Loewenstein, Inc., if and when due, of the contingent deferred payment referred to in Section 2(c) of the Stock Purchase Agreement (collectively, the "Obligations"). The Holder shall not be required to pursue collection against the Payor prior to proceeding against WinsLoew Furniture, Inc. in the event of default.

                                             (Guaranty continues on next page)

         Guarantor hereby waives notice of acceptance hereof and all notices and demands of any kind to which Guarantor may be entitled, including all demands of payment on, and notice of nonpayment, presentment, protest and dishonor to Guarantor or any other person. Guarantor further waives notice of and hereby consents to any agreements and arrangements for payment, extension, subordination, composition, arrangement, discharge or release of the whole or any part of the Note or the Stock Purchase Agreement, or for compromise, or any other acts or omissions which, in the absence of this sentence, would operate so as to diminish or extinguish Guarantor's liability under this Guaranty, and the same shall in no way impair Guarantor's liability or obligations hereunder. Without limiting the generality of the foregoing, Guarantor waives all defenses and rights under Section 3-605 of the Uniform Commercial Code of Alabama and defenses based on suretyship. Nothing will discharge or satisfy the liability of Guarantor hereunder except the full payment of the Obligations. This Guaranty is a continuing guaranty and remains in full force and effect and is not terminable so long as any part of the Obligations remain unpaid.

ATTEST:                                                 WINSLOEW FURNITURE, INC.

--------------------------------------    --------------------------------------
By:___________________________________    By:___________________________________
Its: ___________________________________  Its: _________________________________



STATE OF ALABAMA  )
 COUNTY           )

         I, the undersigned authority, a Notary Public in and for said County and State, hereby certify that , whose name is signed to the foregoing instrument as of WinsLoew Furniture, Inc., a Florida corporation, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he executed this Note as the act of said corporation.

         Given under my hand and official seal, this the day of , 2001.


                                      ------------------------------------------
                                                     Notary Public
                                                     My Commission Expires:

                                       (Notaries continue on the next page)



STATE OF ALABAMA  )
 COUNTY           )

         I, the undersigned authority, a Notary Public in and for said County and State, hereby certify that , whose name is signed to the foregoing instrument as of WinsLoew Furniture, Inc., a Florida corporation, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he executed this Note as the act of said corporation.

         Given under my hand and official seal, this the day of , 2001.


                                     ------------------------------------------
                                                     Notary Public
                                                     My Commission Expires: